UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 31, 2008
ALPHARMA INC.
(Exact Name of registrant as specified in its charter)

Delaware	1-8593	22-2095212

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
440 Route 22, Bridgewater
New Jersey 08807
(Address of principal executive offices)
(866) 322-2525
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: ANNOUNCEMENT

Item 7.01.	Regulation FD Disclosure
     Alpharma Inc. (the “Registrant”) issued an announcement to its employees on October 31, 2008. A copy of the Registrant’s announcement (the “Announcement”) is attached as Exhibit 99.1 and is incorporated herein by reference.
     The Announcement includes statements that are forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained in the Announcement that are not historical facts are considered forward-looking statements under federal securities laws. Such forward-looking statements are based on the beliefs of our management, as well as assumptions made by and information currently available to them and involve certain risks and uncertainties and other factors that could cause actual results to differ materially from those in the forward-looking statements. The Registrant has no obligation to update such forward-looking statements. Information on other important potential risks and uncertainties not discussed herein may be found in the Registrant’s filings with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. All forward-looking statements are qualified by these cautionary statements and are made only as of the date they are made.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Announcement issued by the Registrant on October 31, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHARMA INC. (Registrant)
By:	/s/ Thomas J. Spellman III
Thomas J. Spellman III
Executive Vice President, General Counsel and Corporate Secretary

Date: October 31, 2008